Supplement dated April 27, 2026

to the Prospectus dated May 1, 2007, as supplemented, for:

Panorama Plus
Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced Prospectus:

Fund Name Changes

Effective April 24, 2026, the following funds were renamed:

Old Fund Name	New Fund Name
MML Fundamental Equity Fund	MML VIP Invesco Main Street Equity Fund
MML Managed Bond Fund	MML VIP Barings Core Bond Fund
MML Mid Cap Growth Fund	MML VIP T. Rowe Price Mid Cap Growth Fund
MML Short-Duration Bond Fund	MML VIP Barings Short-Duration Bond Fund

Fund Reopening

The Invesco V.I. Core Plus Bond Fund was previously unavailable for new allocations for certain contracts. The Invesco V.I. Core Plus Bond Fund is now available as an investment option for all contracts.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 (8 a.m.–8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com.

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